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                                                                    EXHIBIT 10.9
                                                               EXECUTION VERSION

                               SECURITY AGREEMENT

          This SECURITY AGREEMENT (this "AGREEMENT"), entered into as of July 7, 2003, is executed and delivered by each of the undersigned subsidiaries of MORTON'S RESTAURANT GROUP, INC., a Delaware corporation (such subsidiaries, each a "DEBTOR" and individually and collectively, and jointly and severally, the "DEBTORS"), in favor of WELLS FARGO FOOTHILL, INC., a California corporation, (the "LENDER"), in light of the following:

          WHEREAS, Morton's Restaurant Group, Inc., a Delaware corporation ("BORROWER") and the Lender are, contemporaneously herewith, entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT");

          WHEREAS, each Debtor has executed that certain General Continuing Guaranty, of even date herewith, in favor of Lender (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY"), respecting the obligations of Borrower owing to Lender and the Bank Product Providers under the Loan Agreement;

          WHEREAS, each Debtor desires to secure its obligations under the Loan Documents to which it is party (including the Guaranty) by granting to Lender, for its benefit and for the benefit of the Bank Product Providers, security interests in the Collateral as set forth herein; and

          WHEREAS, each Debtor is a Subsidiary of Borrower, and will benefit by virtue of the financial accommodations from Lender and the Bank Product Providers to Borrower.

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Lender and each Debtor agree as follows:

I. DEFINITIONS AND CONSTRUCTION.

     A. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following definitions:

          "ACCOUNT" means any "account" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

          "ADDITIONAL DOCUMENTS" has the meaning set forth in SECTION 2.4(c) of this Agreement.

          "AGREEMENT" has the meaning set forth in the preamble of this Agreement.

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          "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.
Section 101 ET SEQ.), as amended, and any successor statute.

          "BORROWER" has the meaning set forth in the recitals of this Agreement.

          "CODE" means the New York Uniform Commercial Code as in effect from time to time.

          "COLLATERAL" means all of each Debtor's now owned or hereafter acquired right, title, and interest in and to each of the following: Accounts; such Debtor's Books; commercial tort claims; Deposit Accounts; Equipment; General Intangibles; Inventory; Investment Property (including all securities and Securities Accounts); Negotiable Collateral; any money, or other assets of a Debtor which now or hereafter come into the possession, custody, or control of Lender; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any and all Accounts, Debtor's Books, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; provided, however, that Collateral shall not include Excluded Assets.

          "COMMERCIAL TORT CLAIM ASSIGNMENT" has the meaning set forth in
SECTION 2.4(b) of this Agreement.

          "CONTROL AGREEMENT" means a control agreement, in form and substance reasonably satisfactory to Lender, executed and delivered by Debtor, Lender, and the applicable securities intermediary with respect to a Securities Account or bank with respect to a Deposit Account.

          "DEBTOR" and "DEBTORS" have the respective the meanings set forth in the preamble to this Agreement.

          "DEBTOR'S BOOKS" means the applicable Debtor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

          "DEPOSIT ACCOUNT" means any "deposit account" (as that term is defined in the Code).

          "EXCLUDED ASSETS" means:

          (i) any leasehold interest of Debtors in real property,

          (ii) contracts, leasehold interests, permits, licenses or charter agreements (the "Contracts") of Debtors to the extent (and only to the extent) that the Contracts by their terms prohibit the granting of a Lien thereon without consent and any required consent has not been

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obtained, PROVIDED, that, the exclusion contained in this clause (ii) shall not apply and shall in no way be construed to apply (x) to the extent that the granting of a Lien in, to or on any of the Contracts is or would be effective under Sections 9-406, 9-407, or 9-408 of the Code or other applicable law, (y) so as to limit, impair, or otherwise affect Lender's Liens upon any rights or interests of Debtor in or to monies due or to become due under any of the Contracts (including any Accounts), or (z) to limit, impair, or otherwise affect Lender's Liens upon any rights or interests of Debtor in and to any proceeds from the sale, license, lease, or other dispositions of any of the Contracts or any other asset;

          (iii) Investment Property of Debtors constituting capital Stock of Debtors' direct Subsidiaries that are CFCs, solely to the extent that such Investment Property is in excess of 65% of the capital Stock of such CFC;

          (iv) any intent-to-use trademark or service mark application contained in the General Intangibles if granting a security interest therein is deemed to invalidate, void, cancel or abandon such applications, provided that such applications shall constitute Collateral at such time as the same is used in commerce; and

          (v) any fee interest of any Debtor in Real Property to the extent that
(a) such Real Property is subject to an existing mortgage (other than any Mortgage entered into at any time in favor of Lender) until the termination of such mortgage (or such Real Property is subject to a Permitted Sale and Leaseback) or (b) the Fair Market Value of such fee interest does not exceed $1,000,000; PROVIDED, HOWEVER, that the Fair Market Value of all fee interests excluded pursuant to this CLAUSE (v)(b) shall not exceed $2,500,000 in the aggregate at any one time.

          "EQUIPMENT" means "equipment" (as that term is defined in the Code), and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

          "GENERAL INTANGIBLES" means "general intangibles" (as that term is defined in the Code), including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims, and any and all supporting obligations in respect thereof, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

          "GUARANTY" has the meaning set forth in the recitals to this Agreement.

          "INVENTORY" means "inventory" (as that term is defined in the Code).

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          "INVESTMENT PROPERTY" means "investment property" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

          "LENDER" has the meaning set forth in the preamble to this Agreement.

          "LENDER'S LIENS" means the Liens granted by a Debtor to Lender under this Agreement or the other Loan Documents to which such Debtor is a party.

          "LOAN AGREEMENT" has the meaning set forth in the recitals to this Agreement.

          "NEGOTIABLE COLLATERAL" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

          "SECURED OBLIGATIONS" means, with respect to each Debtor, all liabilities, obligations, or undertakings owing by such Debtor to Lender and the Bank Product Providers of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the Loan Agreement, this Agreement, or any of the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys fees), and expenses (including interest, costs, indemnities, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which such Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "VOIDABLE TRANSFER" has the meaning set forth in Section 11.8 to this Agreement.

     B. CODE. Any terms used in this Agreement which are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

     C. CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein). In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan

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Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of any Debtor and supplemental rights and remedies in favor of Lender, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement. Any reference herein to the payment in full of the Secured Obligations shall mean the payment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Loan Agreement, and the termination of all Commitments of Lender under the Loan Agreement. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

     D. SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

II. CREATION OF SECURITY INTEREST.

     A. GRANT OF SECURITY INTEREST. Each Debtor hereby grants to Lender, for its benefit and for the benefit of the Bank Product Providers, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by such Debtor of such Debtor's covenants and duties under the Loan Documents. Lender's Liens in and to the Collateral shall attach to all Collateral without further act on the part of Lender or any Debtor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, no Debtor has any authority, express or implied, to dispose of any item or portion of the Collateral.

     B. NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Lender's security interest is dependent on or enhanced by possession, each Debtor, promptly upon the request of Lender, shall endorse and assign such Negotiable Collateral to Lender and deliver physical possession of such Negotiable Collateral to Lender.

     C. COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, NEGOTIABLE COLLATERAL. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender's designee may (a) notify Account Debtors of any Debtor that the Accounts, chattel paper, or General Intangibles have been assigned to Lender or that Lender has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the reasonable collection costs and expenses to the Loan Account. Each Debtor agrees that it will hold in trust for Lender, as Lender's trustee, any Collections that it receives and promptly will deliver said Collections to Lender or a Cash Management Bank in their original form as received by such Debtor.

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     D. FILING OF FINANCING STATEMENTS; COMMERCIAL TORT CLAIMS; DELIVERY OF
ADDITIONAL DOCUMENTATION REQUIRED.

          1. Each Debtor authorizes Lender to file any financing statement necessary or desirable to effectuate the transactions contemplated by this Agreement and the other Loan Documents, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Debtor where permitted by applicable law. Each Debtor hereby ratifies the filing of any financing statement filed without the signature of such Debtor prior to the date hereof.

          2. If any Debtor acquires any commercial tort claims after the date hereof, such Debtor shall promptly (but in any event within 3 Business Days after such acquisition) deliver to Lender a written description of such commercial tort claim and shall deliver a written agreement, in form and substance reasonably satisfactory to Lender, pursuant to which such Debtor shall pledge and collaterally assign all of its right, title and interest in and to such commercial tort claim to Lender, as security for the Secured Obligations (a "COMMERCIAL TORT CLAIM ASSIGNMENT").

          3. At any time upon the request of Lender, each Debtor shall execute and deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "ADDITIONAL DOCUMENTS") that Lender may request in its Permitted Discretion, in form and substance reasonably satisfactory to Lender, to create, perfect and continue perfected or to better perfect the Lender's Liens in the Collateral (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Lender in any Real Property (owned in fee) acquired after the Closing Date and having a purchase price equal to or greater than $1,000,000 individually or $2,500,000 in the aggregate, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. If any Debtor refuses to, or fails timely to, execute and deliver any Additional Document, to the maximum extent permitted by applicable law, each Debtor authorizes Lender to execute any such Additional Documents in such Debtor's name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Lender shall require, each Debtor shall (i) provide Lender with a report of all new material (i.e. with a Fair Market Value in excess of $100,000) patentable, copyrightable, or trademarkable materials acquired or generated by such Debtor during the prior period, (ii) cause all material patents, copyrights and trademarks acquired or generated by such Debtor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Debtor's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan Documents to identify such patents, copyrights and trademarks as being subject to the security interests created hereunder.

     E. POWER OF ATTORNEY. Each Debtor hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as such Debtor's true and lawful attorney, with power to:
(a) if such Debtor refuses to, or fails timely to

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execute and deliver any of the documents described in SECTION 2.4, sign the name of such Debtor on any of the documents described in SECTION 2.4; (b) at any time that an Event of Default has occurred and is continuing, sign such Debtor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors; (c) send requests for verification of Accounts; (d) endorse such Debtor's name on any Collection item that may come into Lender's possession; (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms which Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases which Lender determines to be necessary. The appointment of Lender as each Debtor's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, is irrevocable until, and shall terminate when, all of the Secured Obligations have been paid in full and performed and Lender's obligation to extend credit under the Loan Agreement is terminated.

     F. RIGHT TO INSPECT. Lender and its officers, employees, or agents shall have the right, from time to time hereafter during normal business hours, or at any time following the occurrence and during the continuance of a Default or Event of Default, to inspect each Debtor's Books and make copies or abstracts thereof and to check, test, and appraise the Collateral, or any material portion thereof, in order to verify each Debtor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     G. CONTROL AGREEMENT. Each Debtor agrees that it will not transfer assets out of any of its Deposit Accounts or Securities Accounts; PROVIDED, HOWEVER, that so long as no Event of Default has occurred and is continuing or would result therefrom, each Debtor may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement or the other Loan Documents and, if the transfer is to another bank or securities intermediary, so long as such Debtor, Lender, and the substitute bank or securities intermediary have entered into a Control Agreement. Each Debtor agrees that it will comply (to the extent applicable) with Section 2.7(c) of the Loan Agreement and take any or all reasonable steps that Lender requests in order for Lender to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to any of its electronic chattel paper, Investment Property, and letter-of-credit rights. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by any Debtor without the prior written consent of Lender. Upon the occurrence and during the continuance of a Default or Event of Default, Lender may notify any bank or securities intermediary to liquidate the applicable Deposit Account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Lender's Account.

III. REPRESENTATIONS AND WARRANTIES.

          Each Debtor makes the representations and warranties which are set forth in SECTION 5 of the Loan Agreement as if such Debtor were a party thereto.

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IV. AFFIRMATIVE COVENANTS.

          To the extent applicable, each Debtor shall comply with each of the affirmative covenants which are set forth in SECTION 6 of the Loan Agreement as if such Debtor were a party thereto.

V. NEGATIVE COVENANTS.

          Each Debtor shall comply with each of the negative covenants which are set forth in SECTION 7 of the Loan Agreement as if such Debtor were a party thereto.

VI. LENDER'S RIGHTS AND REMEDIES.

     A. RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies available to Lender as provided hereafter, Lender may, at its election, without notice of its election and without demand (other than any notice required to be provided to Borrower pursuant to the terms of the Loan Agreement), do any one or more of the following, all of which are authorized by each Debtor:

          1. Proceed directly and at once, without notice, against each Debtor to collect and recover the full amount or any portion of the Secured Obligations, without first proceeding against Borrower, or against any security or collateral for the Secured Obligations;

          2. Without notice to any Debtor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Secured Obligations (i) any indebtedness due or to become due from Lender to any Debtor and (ii) any moneys, credits or other property belonging to any Debtor at any time held by or coming into the possession of Lender;

          3. Exercise in respect of the Collateral, in addition to other rights and remedies provided for herein and in the Guaranty or otherwise available to it, all the rights and remedies available to it at law (including those of a secured party under the Code) or in equity;

          4. Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Lender considers advisable, and in such cases, Lender will credit the Loan Account with only the net amounts received by Lender in payment of such disputed Accounts after deducting all Lender Expenses incurred or expended in connection therewith;

          5. Without notice or demand upon any Debtor, make such payments and do such acts as Lender considers necessary or reasonable in its Permitted Discretion to protect its security interest in the Collateral. Each Debtor agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Each Debtor authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Lender's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of any Debtor's owned premises, such Debtor hereby grants, to the fullest extent permitted by law and binding contract, Lender a license to enter into possession of such premises and to occupy the

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same, without charge, for up to one hundred twenty (120) days in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

          6. Without notice to any Debtor (such notice being expressly waived), and without constituting an acceptance of any collateral in full or partial satisfaction of an obligation (within the meaning of the Code), set off and apply to the Secured Obligations any and all (i) balances and deposits of any Debtor held by Lender, or (ii) indebtedness at any time owing to or for the credit or the account of any Debtor held by Lender;

          7. Hold, as cash collateral, any and all balances and deposits of any Debtor held by Lender to secure the full and final repayment of all of the Secured Obligations;

          8. Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Each Debtor hereby grants Lender (to the fullest extent permitted by law and binding contract) a license or other right to use, without charge, each Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and each Debtor's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

          9. Sell all or any part of the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including a Debtor's premises) as Lender determines in its Permitted Discretion is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

          10. Lender shall give notice of the disposition of the Collateral as follows:

                    (i)(i) Lender shall give each Debtor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made; and

                    (ii)(ii) The notice shall be personally delivered or mailed, postage prepaid, to each Debtor as provided in SECTION 9, at least ten (10) days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

          11. Lender may credit bid and purchase at any public sale;

          12. Lender may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver or keeper without the requirement of prior notice or a hearing;

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          13. Lender, on behalf of the Bank Product Providers, shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document; and

          14. Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by each Debtor. Any excess will be returned, without interest and subject to the rights of third Persons, by Lender to Borrower.

     B. REMEDIES CUMULATIVE. Lender's rights and remedies under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on any Debtor's part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

VII. TAXES AND EXPENSES REGARDING THE COLLATERAL. If any Debtor fails to pay any monies (whether taxes, rents, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Lender, in its sole discretion and without prior notice to any Debtor, may do any or all of the following: (a) make payment of the same or any part thereof (except to the extent that the validity of such assessment or tax is the subject of a Permitted Protest); (b) set up such reserves in the Loan Account as Lender deems necessary to protect Lender from the exposure created by such failure; or (c) in the case of the failure to comply with SECTION 6.8 of the Loan Agreement, obtain and maintain insurance policies insuring the applicable Debtor's ownership and use of the Collateral, and take any action with respect to such policies as Lender deems prudent. Any amounts paid or deposited by Lender shall constitute Lender Expenses, shall immediately become additional Secured Obligations, shall bear interest at the applicable rate described in the Loan Agreement, and shall be secured by the Collateral. Any payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by the Lender, of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

VIII. WAIVERS; INDEMNIFICATION.

     A. DEMAND; PROTEST; ETC. Each Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender, on which such Debtor may in any way be liable.

     B. LENDER'S LIABILITY FOR COLLATERAL. So long as Lender complies with its obligations, if any, under the Code, Lender shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause;
(c) any diminution in the value thereof; or (d) any act or default of

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any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by each Debtor.

     C. INDEMNIFICATION. Each Debtor shall pay, indemnify, defend, and hold the Lender-Related Persons, and each Participant (each, an "INDEMNIFIED PERSON") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of such Debtor's compliance with the terms of this Agreement and the other Loan Documents, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided thereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"). The foregoing to the contrary notwithstanding, no Debtor shall have any obligation to any Indemnified Person under this SECTION 8.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of any such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which any Debtor was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by such Debtor with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

IX. NOTICES. All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement and all notices and other communications hereunder to any Debtor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

X. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. EACH DEBTOR AND LENDER AGREE THAT THE PROVISIONS IN THE LOAN AGREEMENT WITH RESPECT TO CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER ARE APPLICABLE TO THIS AGREEMENT AS IF FULLY SET FORTH HEREIN.

XI. GENERAL PROVISIONS.

     A. EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by each Debtor and accepted and executed by Lender.

     B. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; PROVIDED, HOWEVER, that no Debtor may assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release any Debtor from its Secured Obligations. Lender may assign this Agreement and its rights and duties hereunder pursuant to SECTION 14.1 of the Loan Agreement and no consent or approval by any Debtor is required in connection with any such assignment. To the extent that Lender assigns its rights and obligations to a third Person, Lender thereafter shall be released from such assigned obligations to each Debtor and such assignment shall effect a novation between each Debtor and such third Person.

     C. SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

     D. INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or any Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     E. SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     F. AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by Lender and each Debtor.

     G. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     H. REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Secured Obligations by any Debtor or the transfer by any Debtor to Lender of any property of such Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Lender related thereto, the liability of such Debtor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.


                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PORTERHOUSE, INC., a Delaware corporation

MORTON'S OF CHICAGO, INC., an Illinois corporation

MORTON'S OF CHICAGO/ADDISON, INC., a Delaware corporation

MORTON'S OF CHICAGO/ATLANTA, INC., an Illinois corporation

MORTON'S OF CHICAGO/BALTIMORE, INC., a Delaware corporation

MORTON'S OF CHICAGO/BOCA RATON, INC., a Delaware corporation

MORTON'S OF CHICAGO/BUCKHEAD, INC., a Delaware corporation

MORTON'S OF CHICAGO/CHICAGO, INC., a Delaware corporation

MORTON'S OF CHICAGO/CINCINNATI, INC., a Delaware corporation

MORTON'S OF CHICAGO/CLAYTON, INC., a Delaware corporation

MORTON'S OF CHICAGO/CLEVELAND, INC., an Illinois corporation

MORTON'S OF CHICAGO/COLUMBUS, INC., a Delaware corporation

MORTON'S OF CHICAGO/DALLAS, INC., an Illinois corporation

MORTON'S OF CHICAGO/DENVER, INC., an Illinois corporation

MORTON'S OF CHICAGO/DETROIT, INC., a Delaware corporation

MORTON'S OF CHICAGO/FIFTH AVENUE, INC., a Delaware corporation

MORTON'S OF CHICAGO/FLAMINGO ROAD CORP., a Delaware corporation

MORTON'S OF CHICAGO/HOUSTON, INC., a Delaware corporation

MORTON'S OF CHICAGO/MIAMI, INC., a Delaware corporation

MORTON'S OF CHICAGO/MINNEAPOLIS, INC., a Delaware corporation

MORTON'S OF CHICAGO/NASHVILLE, INC., a Delaware corporation

MORTON'S OF CHICAGO/NORTH MIAMI BEACH, INC., a Delaware corporation

MORTON'S OF CHICAGO/ORLANDO, INC., a Delaware corporation

MORTON'S OF CHICAGO/PALM BEACH INC., a Delaware corporation

MORTON'S OF CHICAGO/PALM DESERT, INC., a Delaware corporation

MORTON'S OF CHICAGO/PHILADELPHIA, INC., an Illinois corporation

MORTON'S OF CHICAGO/PHOENIX, INC., a Delaware corporation

MORTON'S OF CHICAGO/PITTSBURGH, INC., a Delaware corporation

MORTON'S OF CHICAGO/PORTLAND, INC., a Delaware corporation

MORTON'S OF CHICAGO/PUERTO RICO, INC., a Delaware corporation

MORTON'S OF CHICAGO/ROSEMONT, INC., an Illinois corporation

MORTON'S OF CHICAGO/SACRAMENTO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN ANTONIO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN DIEGO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN FRANCISCO, INC., a Delaware corporation


Guarantor Security Agreement Signature Page

MORTON'S OF CHICAGO/SANTA ANA, INC., a Delaware corporation

MORTON'S OF CHICAGO/SCOTTSDALE, INC., a Delaware corporation

MORTON'S OF CHICAGO/SEATTLE, INC., a Delaware corporation

MORTON'S OF CHICAGO/VIRGINIA, INC., an Illinois corporation

MORTON'S OF CHICAGO/WASHINGTON D.C. INC., a Delaware corporation

MORTON'S OF CHICAGO/WASHINGTON SQUARE, INC., a Delaware corporation

MORTON'S OF CHICAGO/WESTBROOK, INC., an Illinois corporation

PORTERHOUSE OF LOS ANGELES, INC., a Delaware corporation

MOCGC CORP., a Virginia corporation

MORTON'S OF CHICAGO HOLDING, INC., a Delaware corporation

MORTON'S OF CHICAGO/BOSTON LLC, a Delaware limited liability company

ARNIE MORTON'S OF CHICAGO/BURBANK LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/CHARLOTTE LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/CRYSTAL CITY LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/DENVER CRESCENT TOWN CENTER, LLC, a Delaware limited liability company

ARNIE MORTON'S OF CHICAGO/FIGUEROA LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/GREAT NECK LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/HACKENSACK LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/HARTFORD LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/HONOLULU LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/INDIANAPOLIS LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/JACKSONVILLE LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/KANSAS CITY LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/KING OF PRUSSIA LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/LOUISVILLE LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/NEW ORLEANS LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/PITTSBURGH LLC, a Delaware limited liability company


Guarantor Security Agreement Signature Page

MORTON'S OF CHICAGO/RESTON LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/RICHMOND LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/SCHAUMBURG LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/STAMFORD LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/WHITE PLAINS LLC, a Delaware limited liability company

ITALIAN RESTAURANTS HOLDING CORP., a Delaware corporation

BERTOLINI'S RESTAURANTS, INC., a Delaware corporation

BERTOLINI'S OF CIRCLE CENTRE, INC., a Delaware corporation

BERTOLINI'S/KING OF PRUSSIA, INC., a Delaware corporation

BERTOLINI'S OF LAS VEGAS, INC., a Delaware corporation

BERTOLINI'S AT VILLAGE SQUARE, INC., a Delaware corporation


                                       By:         /s/Thomas Baldwin
                                          --------------------------
                                       Name:  Thomas J. Baldwin
                                       Title: Executive Vice President and Chief
                                              Financial Officer of the above
                                              corporations and limited liability
                                              companies

ADDISON STEAKHOUSE, INC., a Texas corporation

CHICAGO STEAKHOUSE, INC., a Texas corporation

HOUSTON STEAKHOUSE, INC., a Texas corporation

SAN ANTONIO STEAKHOUSE, INC., a Texas corporation

By:     /s/ Darryl G. Steadman
   ---------------------------
   Name:  Darryl G. Steadman
   Title: Executive Vice President

WELLS FARGO FOOTHILL, INC., a California corporation

By:  /s/ Lisa Cooley
   ---------------------
   Name:  Lisa C. Cooley
   Title: Vice President